Exhibit 10.4

Execution Version

ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT (this “Agreement”) is made and entered into as of November 29, 2020 (the “Effective Date”), by and between Prog Leasing, LLC, a Delaware limited liability company (“Progressive”), Aaron’s, LLC, a Georgia limited liability company (“Aaron’s”), and The Aaron’s Company, Inc., a Georgia corporation (“SpinCo”). Capitalized terms not defined in the body of this Agreement shall have the definitions set forth in Schedule A. Each of Progressive, Aaron’s, and SpinCo may be referred to herein individually as a “Party” and collectively as the “Parties”.

R E C I T A L S

WHEREAS, Progressive desires to contribute, convey, assign and transfer to Aaron’s, and Aaron’s desires to accept and acquire from Progressive, an undivided and equal ownership interest in Progressive’s right, title and interest in, to and under (including all Intellectual Property Rights in and to) the Shared Software;

WHEREAS, Progressive also desires to contribute, convey, assign and transfer to Aaron’s, and Aaron’s desires to accept and acquire from Progressive, all of Progressive’s right, title and interest in, to and under (including all Intellectual Property Rights in and to) the Assigned IP together with all goodwill associated therewith, and all applications, registrations and renewals in connection therewith; and

WHEREAS, Aaron’s desires to contribute, convey, assign and transfer to Progressive certain Customer Data, and Progressive desires to accept and acquire from Aaron’s, (solely to the extent permitted under and subject to all applicable terms, conditions, restrictions and limitations contained in any applicable terms of use and/or privacy policies, and applicable law), an undivided and equal ownership interest in Aaron’s right, title and interest in the Customer Data.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1. Conveyance and Ownership of Shared Software.

(a) Conveyance and Assignment. Pursuant to and in accordance with the terms and conditions of this Agreement, as of the Effective Date, Progressive hereby contributes, conveys, assigns and transfers to Aaron’s, and Aaron’s hereby accepts and acquires from Progressive, an undivided and equal ownership interest in all of Progressive’s right, title and interest in, to and under the Shared Software.

(b) Ownership and Exploitation of Shared Software and Software Improvements. The Parties each hereby confirm that as of the Effective Date and as a result of the contribution, conveyance, assignment and transfer contemplated by Section 1(a), the Shared Software shall be owned by the Parties. Subject to the terms of this Agreement, each Party may use and commercially exploit the Shared Software for its own benefit in any manner without the consent of the other Party and without any obligation, accounting, or payment of any fee to the other Party. However, the Parties shall not file for any intellectual property protection worldwide for any Shared Software or Software Improvements without written permission from the other Party obtained in advance of such filing.

(c) Prosecution and Enforcement of Shared Software. In the event that any Party becomes aware of or suspects an infringement or misappropriation by a third party of the Shared Software, such Party shall promptly notify the other Party in writing. Any Party shall have the right to bring an Action for infringement, misappropriation, or other violation with respect to the Shared Software (“Enforcement Action”) without the consent of the other Party, except that the Parties may cooperate, at their respective own expense, in any Enforcement Action with respect to alleged infringement, misappropriation, or other violation of Shared Software. If a Party pursues an Enforcement Action against an alleged infringer, that Party shall control the Enforcement Action and pay all fees and expenses associated with the Enforcement Action and receive all awards for damages and all settlement proceeds. If applicable law requires the other Party to join the Enforcement Action in order for a Party to bring the Enforcement Action, the other Party shall join the Action, and any reasonable, documented out-of-pocket costs incurred by the non-asserting Party in connection its participation in the Enforcement Action shall be paid by the asserting Party.

(d) Defense of Shared Software Rights. Each Party shall promptly notify the other Party of any Action with respect to the Shared Software that is brought against the notifying Party. Each Party may decide in its sole discretion whether to defend against any Action with respect to the Shared Software that is brought against the Party. Each Party shall be fully responsible for its own defense against any Action brought against the Party with respect to the Shared Software. Each Party shall bear all expenses related to the Party’s defense against such Action. If applicable law requires the other Party to join the Action in order for the Party to defend an Action, the other Party shall join the Action, and any reasonable, documented out-of-pocket costs incurred by the other Party in connection its participation in the Action shall be paid by the requesting Party. If a Party desires to participate in the defense of Action brought against the other Party, the Parties shall cooperate and negotiate a joint-defense strategy litigation plan, including the sharing of costs and expenses, in an effort to protect the Shared Software.

2. Conveyance of Assigned IP. Pursuant to and in accordance with the terms and conditions of this Agreement, as of the Effective Date, Progressive hereby contributes, conveys, assigns and transfers to Aaron’s, and Aaron’s hereby accepts and acquires from Progressive, all of Progressive’s right, title and interest in, to and under the following: (a) all Assigned IP; (b) all goodwill associated therewith; (c) the right, if any, to register, prosecute, maintain and defend such Assigned IP before any public or private agency or registrar; (d) the right to bring Actions, defend against Actions, or recover damages or other compensation for past, present or future infringements, dilutions, misappropriations, or other violations of such Assigned IP, including the right to sue and obtain equitable relief in respect of such infringements, dilutions, misappropriations or other violations; and (e) the right to fully and entirely stand in the place of Progressive in all matters related thereto.

3. Improvements.

(a) As between the Parties, any improvements, enhancements, variations, deviations, changes or modifications to the Shared Software (“Software Improvements”) created, developed or reduced to practice by or on behalf of any Party following the Effective Date shall be owned solely by that Party.

(b) No Party has a duty or obligation to exchange, disclose, license or provide any Software Improvements created, developed or reduced to practice by or on behalf of such Party to the other Party. No Party has a right or license to use or commercially exploit the other Party’s Software Improvements, except by a separate written agreement signed by each Party.

(c) Any improvements, enhancements, variations, deviations, changes or modifications to the Assigned IP created by or on behalf of Aaron’s following the Effective Date shall be owned by Aaron’s (“Aaron’s Model Improvements”) and, for the avoidance of doubt, Progressive shall have no rights or interests in or to any of the Aaron’s Model Improvements. Any improvements, enhancements, variations, deviations, changes or modifications to the Progressive Models created by or on behalf of Progressive following the Effective Date shall be owned by Progressive (“Progressive Model Improvements”), and, for the avoidance of doubt, Aaron’s shall have no rights or interests in or to any of the Progressive Model Improvements.

(d) Notwithstanding anything to the contrary in Section 3(c), if Progressive provides assistance to Aaron’s pursuant to the TSA with respect to the Shared Software or the Assigned IP, and in doing so (i) Progressive is provided access to, or Aaron’s discloses to Progressive, any Software Improvements or any of Aaron’s Model Improvements, (ii) Progressive solely creates any Software Improvements for Shared Software or any Aaron’s Model Improvements, or (iii) the Parties jointly create Software Improvements for Shared Software or any Aaron’s Model Improvements (collectively, “TSA IP Improvements”), Aaron’s hereby grants a perpetual, irrevocable, sublicensable, transferable, fully-paid up, non-exclusive license to use, reproduce, make, modify, display, perform, and distribute the TSA IP Improvements, in whole or in part, for Progressive’s business activities, including Progressive’s operation of the Shared Software and the Progressive Models.

4. Conveyance of Aaron’s Customer Data.

(a) Pursuant to and in accordance with the terms and conditions of this Agreement, as of the Effective Date, Aaron’s hereby contributes, conveys, assigns and transfers to Progressive, and Progressive hereby accepts and acquires (solely to the extent permitted under and subject to all applicable terms, conditions, restrictions and limitations contained in any applicable terms of use and/or privacy policies, and applicable law (collectively, “Applicable Terms and Applicable Law”)), an undivided and equal ownership interest in and to all of Aaron’s right, title and interest in, to and under the Customer Data, provided, however, that Progressive may use the Customer Data solely for Progressive’s business activities, including Progressive’s operation of the Shared Software and Progressive Models.

(b) Progressive acknowledges and agrees that (i) the foregoing conveyance (including as to scope, duration, and territory) is expressly limited to the rights that Aaron’s, as of the Effective Date, has to convey to Progressive, including under the Applicable Terms and Applicable Law, (ii) Progressive shall, and shall cause its Affiliates to, comply with and abide by the Applicable Terms and Applicable Law, (iii) none of Aaron’s or its successors or assigns shall be obligated to obtain any additional consents, permissions, or license or sublicense rights in connection with the conveyance of the Customer Data contemplated by this Section 4, (iv) Progressive shall not distribute, convey, or assign the Customer Data to any third party, nor shall Progressive use the Customer Data for any product or service marketing; and (v) THE CUSTOMER DATA IS PROVIDED “AS IS” WITHOUT ANY WARRANTY OF ANY KIND. PROGRESSIVE AGREES THAT PROGRESSIVE’S USE OF THE CUSTOMER DATA IS AT PROGRESSIVE’S SOLE RISK. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH BY THIS AGREEMENT, AARON’S EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, CONCERNING THE CUSTOMER DATA, THE VALIDITY, ENFORCEABILITY AND SCOPE OF AARON’S INTELLECTUAL PROPERTY RIGHTS RELATED THERETO, THE ACCURACY, COMPLETENESS, SAFETY, OR USEFULNESS FOR ANY PURPOSE INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, QUALITY, USEFULNESS, COMMERCIAL UTILITY, ADEQUACY, OR COMPLIANCE WITH ANY LAW, DOMESTIC OR FOREIGN, AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, AARON’S SHALL HAVE NO LIABILITY WHATSOEVER TO PROGRESSIVE OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON PROGRESSIVE OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM THE USE AND PRACTICE OF THE CUSTOMER DATA. Progressive shall defend, indemnify and hold Aaron’s harmless from and against any and all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification, relating to or arising from any unauthorized access or use of the Customer Data, including but not limited to any data breach or security incident involving all or any portion of the Customer Data. For the avoidance of doubt, “third party” as used in this Section does not include entities that are Affiliates of Progressive as of the Effective Date. Further, notwithstanding anything to the contrary, Progressive may use the information contained in the Customer Data for product or service marketing if that information: (i) was possessed by Progressive before receipt of the Customer Data from Aaron’s; (ii) is or becomes a matter of public knowledge through no fault of Progressive; (iii) is rightfully received by Progressive from a third-party without a duty of confidentiality; (iv) is independently developed by Progressive; or (v) is used by Progressive with Aaron’s prior written consent.

5. Disclaimers. THE SHARED SOFTWARE AND ASSIGNED IP ARE PROVIDED “AS IS” WITHOUT ANY WARRANTY OF ANY KIND. AARON’S AGREES THAT AARON’S USE OF THE SHARED SOFTWARE AND ASSIGNED IP IS AT AARON’S SOLE RISK. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH BY THIS AGREEMENT, PROGRESSIVE EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESS, IMPLIED STATUTORY OR OTHERWISE, CONCERNING THE PERFORMANCE OF THE SHARED SOFTWARE AND ASSIGNED IP, THE VALIDITY, ENFORCEABILITY AND SCOPE OF PROGRESSIVE’S INTELLECTUAL PROPERTY RIGHTS RELATED THERETO, THE ACCURACY, COMPLETENESS, SAFETY, USEFULNESS FOR ANY PURPOSE OR LIKELIHOOD OF SUCCESS (COMMERCIAL, REGULATORY OR OTHER) OF THE SOFTWARE AND ANY OTHER TECHNICAL INFORMATION, TECHNIQUES, MATERIALS, METHODS, PRODUCTS, SERVICES, PROCESSES OR PRACTICES AT ANY TIME MADE AVAILABLE BY PROGRESSIVE INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT AND WARRANTIES ARISING FROM A COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OR TRADE PRACTICE. WITHOUT LIMITATION TO THE FOREGOING, PROGRESSIVE SHALL HAVE NO LIABILITY WHATSOEVER TO AARON’S OR ANY OTHER PERSON FOR OR ON ACCOUNT OF ANY INJURY, LOSS, OR DAMAGE, OF ANY KIND OR NATURE, SUSTAINED BY, OR ANY DAMAGE ASSESSED OR ASSERTED AGAINST, OR ANY OTHER LIABILITY INCURRED BY OR IMPOSED ON AARON’S OR ANY OTHER PERSON, ARISING OUT OF OR IN CONNECTION WITH OR RESULTING FROM (A) THE USE AND PRACTICE OF THE SHARED SOFTWARE OR ASSIGNED IP, OR (B) THE USE OF OR ANY ERRORS OR OMISSIONS IN ANY SOFTWARE OR ANY TECHNICAL INFORMATION, TECHNIQUES, OR PROCEDURES OR PROCESSES DISCLOSED BY PROGRESSIVE. PROGRESSIVE DOES NOT WARRANT THAT THE SHARED SOFTWARE OR ASSIGNED IP WILL OPERATE IN COMBINATION WITH HARDWARE, SOFTWARE, SYSTEMS OR DATA NOT PROVIDED BY PROGRESSIVE, EXCEPT AS EXPRESSLY SPECIFIED IN ANY DOCUMENTATION THAT MAY BE PROVIDED, OR THAT THE OPERATION OF THE SHARED SOFTWARE OR THE ASSIGNED IP WILL BE UNINTERRUPTED OR ERROR-FREE.

6. Restrictions on Direct or Indirect Transfers and Use.

(a) During the Restricted Period, SpinCo shall not, and shall cause its Affiliates to not, (i) consummate, or enter into any definitive purchase agreement that would result in the consummation of, a Control Transaction, or (ii) Transfer the Shared Software, Software Improvements, Assigned IP or Aaron’s Model Improvements (other than pursuant to a Permitted Transfer), in each case with respect to the foregoing clauses (i) and (ii) without the prior written consent of Progressive; provided, that in the case of any Control Transaction or Transfer that SpinCo or its Affiliates would be prohibited from consummating pursuant to Section 7.2 of the TMA, this Section 6(a) shall not prohibit the consummation of such Control Transaction or Transfer if SpinCo or its Affiliates are permitted to consummate such Control Transaction or Transfer pursuant to Section 7.3 of the TMA.

(b) If, during the Restricted Period, SpinCo or its Affiliates engages in any merger, consolidation, asset sale, acquisition, liquidation, dissolution, restructuring, reorganization, recapitalization, other business combination transaction or stock issuance that does not constitute a Control Transaction (a “Non-Control Transaction”), then SpinCo shall not, and shall cause its Affiliates to not, disclose or permit the disclosure of the Shared Software, Software Improvements, Assigned IP and Aaron’s Model Improvements to any entity or entities (i) in connection with the consummation of the Non-Control Transaction, or (ii) resulting from such Non-Control Transaction, in each case without the prior written consent of Progressive; provided, that in the case of any Non-Control Transaction that SpinCo or its Affiliates would be prohibited from consummating pursuant to Section 7.2 of the TMA, this Section 6(b) shall not prohibit the consummation of such Non-Control Transaction if SpinCo or its Affiliates are permitted to consummate such Non-Control Transaction pursuant to Section 7.3 of the TMA; provided, further, that SpinCo and its subsidiaries may, without the prior written consent of Progressive, use the Shared Software, Software Improvements, Assigned IP and Aaron’s Model Improvements in the furtherance of a business resulting from a Non-Control Transaction if such business is primarily engaged in the Aaron’s Business following the consummation of such Non-Control Transaction.

(c) During the Restricted Period, SpinCo shall, and shall cause its Affiliates to, use and commercially exploit the Shared Software, Software Improvements, Assigned IP and Aaron’s Model Improvements solely with respect to the conduct and operation of the Aaron’s Business.

(d) For the avoidance of doubt, SpinCo’s franchisees shall not be permitted access to the Shared Software or Software Improvements, or the Assigned IP or Aaron’s Model Improvements, during the Restricted Period, nor shall the Shared Software, Software Improvements, Assigned IP or Aaron’s Model Improvements be Transferred to SpinCo’s franchisees during the Restricted Period; provided, that SpinCo’s franchisees may use the software code embodying the Shared Software, Software Improvements, Assigned IP and Aaron’s Model Improvements for their intended purpose and function if and only if such software code is at all times hosted and exclusively controlled by Aaron’s or its Controlled Subsidiaries, and such franchisees are denied at all times any access to such software code in any form or media.

For purposes of this Agreement:

“Aaron’s Business” has the meaning set forth in the Separation Agreement. In addition, for purposes of this Agreement the Aaron’s Business shall also include any business, operations and activities conducted by SpinCo or its Affiliates after the consummation of the Distribution (as defined in the Separation Agreement) that primarily consists of the direct-to-consumer leasing, lending, or retail sales from an on-line marketplace of inventory owned by SpinCo or subsidiaries at the time the inventory is presented to the consumer on the internet or through other digital or non-digital channels.

“Controlled Subsidiary” means any subsidiary of SpinCo engaged in the Aaron’s Business and in which SpinCo owns, directly or indirectly, 100% of the capital stock and profits interests of such subsidiary at all times following any Permitted Transfer of the Shared Software, Software Improvements, Assigned IP or Aaron’s Model Improvements.

“Control Transaction” mean a transaction or a series of related transactions in which (a) a person or “group” of persons acquires, directly or indirectly, including by merger, consolidation, asset sale, acquisition, liquidation, dissolution, restructuring, reorganization, recapitalization or other business combination transaction, control of at least a majority of the total equity or assets of SpinCo or (b) (i) SpinCo merges with or into another entity, or such entity merges with or into SpinCo, and (ii) the shareholders of SpinCo cease to own more than 50% of the voting capital stock of the combined company or entity resulting from such transaction or series of related transactions (with it being acknowledged that any transaction or series of related transactions that does not constitute a Control Transaction under clause (b) shall not be deemed to be a Control Transaction under clause (a)).

“Permitted Transfer” means a Transfer (a) any Controlled Subsidiary of SpinCo; provided that as a condition to any such Transfer, SpinCo shall cause such Controlled Subsidiary to be subject to the same prohibitions set forth in this Section 6 as if such Controlled Subsidiary were an original party hereto, or (b) the pledging or granting of any security interest to one or more third-party lenders in connection with a bona-fide financing transaction (a “Bona Fide Financing Transaction”); provided, that any credit facility, indenture or other lending arrangement entered into by SpinCo in connection with any such Bona Fide Financing Transaction shall provide that any lender or creditor of SpinCo or its Affiliates will not be entitled to Transfer the Shared Software, Software Improvements, Assigned IP or Aaron’s Model Improvements, including in the event of any foreclosure.

“Restricted Period” means the period commencing on the Distribution Date (as defined in the Separation Agreement) and ending on the date that is the twelve (12) anniversary of the consummation of the Distribution (as defined in the Separation Agreement).

“Separation Agreement” means the Separation and Distribution Agreement by and between Aaron’s Holdings Company, Inc. and SpinCo in the form provided by the Parties in connection with the execution of this Agreement.

“Transfer” means a transfer, sale, assignment, pledge, hypothecation or gift of, creation of a security interest in or encumbrance or other lien on, or any other disposal, whether or not voluntary.

7. Limitation of Liability.

(a) IN NO EVENT SHALL PROGRESSIVE OR ITS AFFILIATES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS REVENUES OR PROFITS, BUSINESS INTERRUPTION, LOSS OR CORRUPTION OF DATA OR BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SHARED SOFTWARE AND ASSIGNED IP. IN NO EVENT SHALL AARON’S OR ITS AFFILIATES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS REVENUES OR PROFITS, BUSINESS INTERRUPTION, LOSS OR CORRUPTION OF DATA OR BUSINESS INFORMATION, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE CUSTOMER DATA. THE FOREGOING LIMITATIONS SHALL APPLY TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

(b) EXCEPT FOR PROGRESSIVE’S INDEMNITY OBLIGATION IN SECTION 4(B), TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY’S CUMULATIVE AGGREGATE LIABILITY TO THE OTHER PARTY SHALL BE LIMITED TO FIVE HUNDRED U.S. DOLLARS (U.S. $500.00). THIS SECTION 7(B) APPLIES REGARDLESS OF HOW THE LIABILITY AROSE OR THE THEORY OF LIABILITY, INCLUDING WITHOUT LIMITATION CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY, NEGLIGENCE AND MISREPRESENTATION).

8. Representations and Warranties. Progressive hereby represents and warrants to Aaron’s and SpinCo, and Aaron’s and SpinCo hereby represent and warrant to Progressive, that the execution, delivery and performance of this Agreement (i) is within its legal right, power and capacity, (ii) has been duly authorized, and (iii) does not require it to obtain any consent or approval that has not been obtained.

9. Confidentiality.

(a) Standard of Care; Restrictions on Use or Disclosure. Each Party agrees to treat as strictly confidential all Confidential Information received from the other Party, and shall use the same degree of care to avoid unauthorized use, reproduction or disclosure of the discloser’s Confidential Information as it employs with its own confidential and proprietary information, but not less than a reasonable degree of care. Without limiting the generality of the preceding sentence, no Party shall: (a) use or reproduce any Confidential Information of the other Party except for the purpose of exercising its rights and performing its obligations under the Agreement; or (b) disclose or permit the disclosure of any Confidential Information of the other Party except with the other Party’s prior written consent in each instance. Notwithstanding anything to the contrary herein, any Party may disclose the terms and conditions of this Agreement in confidence to its attorneys, accountants, professional advisors and bankers in the ordinary course of business, as well as to current and potential investors in connection with a proposed financing or acquisition transaction involving a Party. For Confidential Information that does not constitute “trade secrets” under applicable law, these confidentiality obligations will expire five years after the termination or expiration of this Agreement. For Confidential Information that constitutes a “trade secret” under applicable law, these confidentiality obligations will continue until such information ceases to constitute a “trade secret” under applicable law.

(b) Compelled Disclosure. If a Party is requested or required to disclose Confidential Information disclosed to them by the other Party by any order or requirement of a court, administrative agency or other governmental body, such Party will promptly notify the other in writing in advance of such order or requirement so that the disclosing Party may seek a protective order or other relief or, in the disclosing Party’s sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or that the disclosing Party waives compliance with the terms of this Agreement, the receiving Party will disclose only that portion of the Confidential Information which is advised by competent legal counsel as being legally required to be disclosed and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be given to such Confidential Information.

(c) Ownership of Confidential Information. As between Progressive and Aaron’s, each Party shall retain all right, title and interest in and to any Confidential Information of such Party, including any improvements or modifications thereto, that the Party may provide in connection with this Agreement. At any time upon the disclosing Party’s written request, the receiving Party shall promptly return to the other Party, or destroy, all Confidential Information of the disclosing Party obtained by the receiving Party under the Agreement, and all copies and reproductions thereof, except for Confidential Information related to or associated with the Shared Software, including but not limited to the source code for the Shared Software.

10. Further Assurances.

(a) Progressive agrees that at any time and from time to time, without further consideration, it will promptly execute and deliver all further instruments and documents and take all further actions requested by Aaron’s to perfect, protect, secure or more fully evidence Aaron’s and its successors or assignees’ respective right, title and interest in, to and under the Shared Software or the Assigned IP, or to enable Aaron’s or such successors or assignees (or any agent or designee of any of the foregoing) to exercise or enforce any of their respective rights hereunder, including reasonable cooperation and assistance in the prosecution or defense of any Action that may arise in connection with any of the rights assigned hereby.

(b) Aaron’s agrees that at any time and from time to time, without further consideration, it will promptly execute and deliver all further instruments and documents and take all further actions requested by Progressive to perfect, protect, secure or more fully evidence Progressive’s and its successors or assignees’ respective right, title and interest in, to and under the Customer Data or to enable Progressive or such successors or assignees (or any agent or designee of any of the foregoing) to exercise or enforce any of their respective rights hereunder, including reasonable cooperation and assistance in the prosecution or defense of any Action that may arise in connection with any of the rights assigned hereby.

11. Entire Agreement. This Agreement, including the Schedules hereto and the other documents referred to herein which form a part hereof, embodies the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement or the Schedules hereto and the other documents referred to herein shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

12. No Waiver. Waiver by any Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the waiving Party. No failure or delay by any Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other right or further exercise thereof or the exercise of any other right, power or privilege.

13. No Third-Party Beneficiaries; Binding Effect. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person, other than Progressive and Aaron’s, any rights, remedies, obligations, or liabilities hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

14. Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement, or the application of such term or provision to Persons or circumstances or in jurisdictions other than those as to which it has been determined to be invalid, illegal or unenforceable, and the Parties shall use their commercially reasonable efforts to substitute one or more valid, legal and enforceable terms or provisions into this Agreement which, insofar as practicable, implement the purposes and intent of the Parties. Any term or provision of this Agreement held invalid or unenforceable only in part, degree or within certain jurisdictions shall remain in full force and effect to the extent not held invalid or unenforceable to the extent consistent with the intent of the Parties as reflected by this Agreement. To the extent permitted by applicable Law, each Party waives any term or provision of law which renders any term or provision of this Agreement to be invalid, illegal or unenforceable in any respect.

15. Governing Law; Submission to Jurisdiction.

(a) This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia, irrespective of the choice of laws principles of the State of Georgia, including all matters of validity, construction, effect, enforceability, performance and remedies.

(b) In the event of any controversy, dispute or claim (a “Dispute”) arising out of or relating to any Party’s rights or obligations under this Agreement (whether arising in contract, tort or otherwise), such Dispute shall be resolved in accordance with the dispute resolution process set out in Article XI of the Separation Agreement.

16. Headings. The Article, Section and Paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement

17. Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable to this Agreement.

18. Interpretation. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other gender as the context requires; (b) the terms “hereof,” “herein” and “herewith” and words of similar import, unless otherwise stated, shall be construed to refer to this Agreement as a whole (including all of the Schedules hereto) and not to any particular provision of this Agreement; (c) Article, Section or Schedule references are to the Articles, Sections and Schedules of or to this Agreement, unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including this Agreement) shall be deemed to include the schedules, exhibits and annexes to such agreement; (e) any capitalized terms used in any Schedule to this Agreement but not otherwise defined therein shall have the meaning as defined in this Agreement; (f) any reference herein to this Agreement, unless otherwise stated, shall be construed to refer to this Agreement as amended, supplemented or otherwise modified from time to time, in accordance with the terms thereof; (g) the word “including” and words of similar import when used in this Agreement means “including, without limitation,” unless otherwise specified; (h) unless otherwise specified, the word “or” shall not be exclusive; (i) unless otherwise specified in a particular case, the word “days” refers to calendar days; and (j) unless expressly stated to the contrary in this Agreement, all references to “the date hereof”, “the date of this Agreement”, “hereby” and “hereupon” and words of similar import shall all be references to the Effective Date.

19. Counterparts. This Agreement may be executed in one (1) or more counterparts, all of which shall be considered one (1) and the same agreement, and shall become effective when one (1) or more counterparts have been signed by each of the Parties and delivered to the other Party. Each Party acknowledges and agrees that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp or mechanical signature) by facsimile or by email in portable document format (PDF) shall be effective as delivery of such executed counterpart of this Agreement. Each Party expressly adopts and confirms a stamp or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile or by email in portable document format (PDF)) made in its respective name as if it were a manual signature delivered in person, agrees that it shall not assert that any such signature or delivery is not adequate to bind it to the same extent as if it were signed manually and delivered in person and agrees that, at the reasonable request of the other Party at any time, it shall as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date hereof) and delivered in person, by mail or by courier.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

PROGRESSIVE:

By:	/s/ Marvin A. Fentress
Name: Marvin A. Fentress
Title: General Counsel

AARON’S:

By:	/s/ C. Kelly Wall
Name: C. Kelly Wall
Title:	Chief Financial Officer

SPINCO:

By:	/s/ C. Kelly Wall
Name: C. Kelly Wall
Title: Chief Financial Officer

[Signature Page to Assignment Agreement]